UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

2020 Annual Meeting of Stockholders

The Company held its 2020 Annual Meeting of Stockholders on May 14, 2020, at which a quorum of over 74% of Class A Stockholders and 100% of Class B Stockholders was present and acting throughout. The proposals submitted by the Board of Directors to the Stockholders for action and the results of the voting on each proposal are indicated below.

Item 1. The Class A Stockholders elected the following three (3) Class A Directors, each for a term of one (1) year ending at the completion of the 2021 Annual Meeting of Stockholders in accordance with the Company’s By-Laws and until their respective successors are duly chosen and qualified:  Meghan V. Joyce received 6,901,021 votes for and 270,125 votes withheld; Michael Spillane received 6,874,429 votes for and 296,716 votes withheld; and Jean-Michel Valette received 6,670,991votes for and 500,154 votes withheld.  There were no broker non-votes in connection with the election of the Class A Directors.

Item 2. The Class A Stockholders considered, on an advisory basis, the following non-binding resolution relating to executive compensation:

“RESOLVED, that the compensation policies and procedures followed by the Company and the Compensation Committee of the Company’s Board of Directors and the level and mix of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion resulting from such policies and procedures are hereby determined to be appropriate for the Company and accordingly approved.”

The results of the advisory vote are as follows: 6,942,064 votes for; 213,672 votes against; 15,410 abstentions; and no broker non-votes.

Item 3. The Class B Stockholder elected the following four (4) Class B Directors, each for a term of one (1) year ending at the completion of the 2021 Annual Meeting of Stockholders in accordance with the Company’s By-Laws and until their respective successors are duly chosen and qualified, and each by a unanimous vote of 2,522,983 votes for and 0 votes withheld: David A. Burwick, Cynthia A. Fisher, Julio N. Nemeth, and C. James Koch. There were no broker non-votes in connection with the election of the Class B Directors.

Item 4. The Class B Stockholder ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 26, 2020 by a unanimous vote of 2,522,983 votes for; 0 votes against; and no abstentions or broker non-votes.

No other matters came before the meeting.

Item 8.01 Other Events.

At a meeting held on May 14, 2020, the Board of Directors, acting on the recommendation of the Nominating/Governance Committee, appointed the following independent Directors to the respective committees of the Board:

Audit Committee: Jean-Michel Valette (Chair), Meghan V. Joyce, Julio N. Nemeth

Compensation Committee: Michael Spillane (Chair), Meghan V. Joyce, Julio N. Nemeth

Nominating/Governance Committee: Meghan V. Joyce (Chair), Jean-Michel Valette, Michael Spillane

The Board also re-appointed Jean-Michel Valette as its Lead Director, a position he has held since May 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.

Date: May 19, 2020	By:	/s/ David A. Burwick
Name: David A. Burwick
Title: President & Chief Executive Officer

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